
PROTECT ENVIRONMENT
SD SEAL
VALLETTA

HEIDMAR – Full Service Manager

June 2024

FORWARD LOOKING STATEMENTS & DISCLAIMER

Presentation Disclaimer

This confidential presentation (the "Presentation") is for informational purposes only with respect to the proposed transactions contemplated by the business combination agreement among Heidmar Inc. ("Heidmar"), MGO Global Inc. ("MGO"), Heidmar Maritime Holdings Inc., ("Pubco") and the shareholders of Heidmar, and which we refer to such transactions collectively as the "Business Combination." The information contained herein does not purport to be all inclusive and none of MGO, Heidmar, [Maxim] ("Maxim") or their respective representatives or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation.

This Presentation and any oral statements made in connection with this Presentation do not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any securities. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933 as amended (the "Securities Act"), or an exemption therefrom. You should not construe the contents of this Presentation as legal, tax, accounting, investment or other advice or recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation you confirm that you are not relying upon the information contained herein to make any decision.

The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about, and observe, any such restrictions. The recipient acknowledges that it is (i) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (iii) familiar with the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder.

This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of MGO and Heidmar and is intended for the recipient hereof only. By accepting this Presentation, the recipient agrees (i) to maintain the confidentiality of all information that is contained in this Presentation and not already in the public domain and (ii) to return or destroy all copies of this Presentation or portions thereof in its possession upon request.

This Presentation is being distributed to selected recipients only and is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Neither this Presentation nor any part of it may be taken or transmitted into the United States or published, released, disclosed or distributed, directly or indirectly, in the United States, as that term is defined in the Securities Act, except to a limited number of qualified institutional buyers, as defined in Rule 144 A under the Securities Act, or institutional "accredited investors" within the meaning of Regulation D under the Securities Act.

Additional Information and Where to Find It

In connection with the proposed business combination, Pubco, MGO and Heidmar will file materials relevant to the business combination with the SEC, including a Pubco registration statement on Form F-4 that will contain a proxy statement of MGO and constitute the prospectus of Pubco, which proxy statement/prospectus will be mailed or otherwise disseminated to MGO shareholders. Before making any voting decision in respect of the business combination, investors and security holders of MGO are urged to read these materials carefully and in their entirety when they become available because they will contain important information about Heidmar, MGO, the proposed business combination, and related matters. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Pubco, MGO and Heidmar with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by MGO by directing a written request to: MGO Global, Inc., 1515 SE 17th Street, Suite 121/#460596, Ft. Lauderdale, 33346. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed business combination.

Forward-Looking Information

This Presentation contains "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934 or the Exchange Act.

FORWARD LOOKING STATEMENTS & DISCLAIMER (con’t)

All statements other than statements of historical facts contained in this Presentation, including statements regarding any of Heidmar’s, MGO’s, or Pubco’s strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth are forward looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the “forward looking statements.”

The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “ project,” “ should,” “ target,” “will,” and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain these identifying words. These “forward looking statements” are only estimations, and any of Heidmar, MGO or Pubco, or all of them, may not actually achieve the plans, intentions or expectations disclosed in “forward looking statements,” so you should not place undue reliance on “forward looking statements.” Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward looking statements made in this Presentation. Management of Heidmar, MGO and/or Pubco have based these “forward looking statements” largely on current expectations and projections about future events and trends that such persons believe may affect business, financial condition and operating results. “Forward looking statements” contained in this Presentation are made as of this date, and none of Heidmar, MGO, nor Pubco undertakes any duty to update such information except as required under applicable law.

This Presentation contains estimates made, and other statistical data published, by independent parties relating to market size and growth and other data about industries of Heidmar, MGO, or Pubco, as well as by respective management’s estimates. This data involves a number of assumptions and limitations and contains projections and estimates of the future performance of the industries in which Heidmar, MGO and Pubco operate that are subject to a high degree of uncertainty. We caution you not to give undue weight to such projections, assumptions and estimates.

Participants in Solicitation
Any of MGO, Heidmar, Pubco or their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of MGO’s shareholders in connection with the Business Combination. Securityholders and other interested persons may obtain more detailed information regarding MGO’s directors and executive officers in MGO’s filings with the SEC, including MGO’s Annual Report on Form 10-K, and amendments thereto, and Quarterly Report on Form 10-Q, and in Pubco’s filings of the to be filed Form F-4 Registration Statement.

No Offer or Solicitation
This Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to buy, any securities in any jurisdiction, or the solicitation of any vote, consent, proxy or approval in any jurisdiction in connection with the Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933 or an exemption therefrom.

FORWARD LOOKING STATEMENTS & DISCLAIMER (con't)

Financial Information

The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated by the SEC. In addition, Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement or registration statement to be filed by Pubco with the SEC.

Use of Projections

The projections, estimates and targets in this Presentation, if any, are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of any of Heidmar, MGO or Pubco. See "Forward-Looking Statements" above. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory, competitive, technological and other risks and uncertainties that could cause actual results to differ materially from those contained in such projections, estimates and targets. Any prospective information are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. While all projections, estimates and targets are necessarily speculative, each of MGO, Heidmar and Pubco believe that the preparation of prospective information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that prospective results are indicative of future performance or that actual results will not differ materially from any results presented or indicated in the prospective information. The inclusion of projections, estimates and targets in this Presentation should not be regarded as an indication that any of the Heidmar, MGO or Pubco, or their respective representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Neither the independent auditors of Heidmar nor MGO has audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purposes of this Presentation.

Trademarks

This Presentation contains trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation are not intended to, and do not imply, a relationship with any of MGO, Heidmar or Pubco. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that any of MGO, Heidmar or Pubco or the any third-party will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

Heidmar at a Glance

Business Produced Strong Results

Full-Service Vessel Manager *providing commercial, technical and sale & purchase services across multiple vessel classes*[1]

2023 FINANCIALS

Revenue: **$49.1m**

Net Income: **$19.6m**

SHIPS UNDER MANAGEMENT

62 Vessels

SHIPPED CARGO

42m MT
(2023)

SHIP EMPLOYMENT CONTRACTS

428 Contracts
(2023)

EMPLOYEES

183

OFFICES

6

Heidmar's Global Presence


Athens
London
Dubai
Chennai
Singapore
Hong Kong

HEIDMAR

Heidmar Business Overview

A first-class, asset-light commercial management and pool management business servicing the crude oil and product tanker market

What we do

- Provide **Shipping Services**, such as pooling, commercial management, time charters, ship sales & purchases, and technical management
- **"One Stop"** service provider for tankers and dry bulk carriers
- **40 years** of experience

How we do it

- **Nimble** organization
- Strong **relationships** and **networks**
- Always **one step ahead** of the game
- Operate an **asset-light** business model

Where we go

- **Aggregation** of maritime services
- **Economies of scale**
- Use **AI**, automate processes
- Organic and inorganic **growth**

HEIDMAR

Investment Highlights

Highly scalable, cash-flowing platform with significant runway for growth

- Asset-light business model
- Scalable business model primed for growth
- Relationships with high quality charters and leading industry participants
- $19.6m in Net Income in FY 2023
- Strong balance sheet with no debt & anticipates paying dividends
- Positive Sector Fundamentals

HEIDMAR

Our Story

Established in 1984. Significant Expansion with New Management

1984

Heidenreich Marine Inc.

The first iteration of Heidmar Inc. is established under the name **Heidenreich Marine Inc.**

2019

Dryships Inc, acquires 100% of Heidmar from Morgan Stanley

2020

Fresh start for Heidmar as **Pankaj Khanna** acquires 100% of shares of Heidmar

7 Vessels under Management

2021

Heidmar establishes **Sealion Tankers Inc.**, an Aframax/LR2 pool

Heidmar establishes **SeaHorse Tankers Inc.**, operating tankers 10-19,999 dwt vessels

2022

Heidmar Inc. & Capital Ship Management Corp. announce formation of a **Joint Venture**

Heidmar establishes **SeaDragon Tankers Inc.**, a VLCC pool

2023

Heidmar Inc. launches **Drybulk** services and **SnP desk**

2024

Heidmar Inc. expands its services to **Technical Management** with the addition of **Landbridge Ship Management (HK)**

62 Vessels under Management (1)

(1) As of 31st March, 2024

Heidmar Team Members

Highly Experienced Team with Global Presence

Management Team



Pankaj Khanna

Chief Executive Officer

PIONEER MARINE
TK
OCEAN RIG



Gerry Ventouris

Chief Commercial Officer

GLOBAL VENTURES SHIPPING



Niki Fotiou

Chief Financial Officer

Deloitte.
OCEAN RIG
DryShips Inc.



Kalliopi Michalopoulou

Head of Legal & Insurance

TBS
GUARDIAN



Andreas Konialidis

Head of Chartering

CRUDE CARRIERS CORP.



Justin Sims-Sterling

Head of BD Atlantic & Chartering Lead Aframax

Chevron



Deepak Laishram

Head of Operations

FRONTLINE
KINGFISH TRADING LTD



Navin Arjun Soni

Head of Dry Bulk Singapore

UMANG
AngloAmerican



Nick Andriopoulos

Head of IT

Lambda Twelve

HEIDMAR

Our Services

One - Stop Service Provider

Pooling

- Manage Groups of Similar Vessels Contributed by Owners
- Pool Employs Vessels on Voyages
- Combine Vessel Revenues from Cargo Shipments
- Distribute Revenues to Owners

Commercial Management

- Manage Individual Vessels on Behalf of the Owner
- Provides Chartering Operations, Fueling, Freight Collection, Accounting. Insurance Services to Owners

Time Charters

- Contracts for Use Vessels from Owners for its Own Account
- Fixed Daily Rate over 3–24 month Periods
- Redeploys Vessels in Voyages

Ship Sales & Purchases (SnP)

- Brokering Services to Owners to Facilitate the Acquisition or Sale of Vessels

Technical Management

- Provides Crewing, Maintenance, Newbuilding Supervision, Drydocks

HEIDMAR

Our Pools & Pool Management

We Employ the Vessels in our Pools to Carry Cargoes

Heidmar currently manages 34 vessels across 4 pools[1]

What is a Pool?

A pool consists of a group of vessels of similar types and sizes provided by various owners for the purpose of enabling a centralized pool operator to engage the vessels commercially and achieve larger economies of scale & higher market visibility with brand recognition resulting in many key benefits to vessel owners.

This it how it works...

Shipowners Contribute their Vessels...


AFRA (AFRAMAX)

- Owner A → Aframax A
- Owner B → Aframax B
- Owner C → Aframax C
- Owner D → Aframax D

...to Centralized Pool Operator

HEIDMAR

Sea Lion (Heidmar subsidiary)

Markets Fleet to Pool Customers

Enter mainly into Spot Voyage contracts

- National & Independent Oil Companies
- Oil Refineries
- Major Trading Houses

Revenue Collection & Allocation

- **All revenues collected by Sea Lion Pool** (Heidmar subsidiary)
- **Net Revenues Combined & Allocated based on Pool Points System [2]**

Shipowners Receive Allocation



- Owner A
- Owner B
- Owner C
- Owner D

HEIDMAR

(1) As of 31st March, 2024
(2) Detailed pool point system benchmarks each vessel in the pool according to its technical specifications and commercial characteristics

Our Customers & Counterparties

Close Alliances with Top Tier Industry Leading Customers and Counterparties

High Quality Vessel Owner Customers

CAPITAL
TRAFIGURA
GMS
LANDBRIDGE
COSCO SHIPPING
TUFTON
SUPER SHIPPING
Ridgebury

HEIDMAR

Blue Chip Cargo Owner Counterparties

Shell
Vitol
Chevron
ExxonMobil
bp
BHP
eni
أدنوك ADNOC
اينوك enoc
TRAFIGURA
中化 SINOCHEM
ptt
TOTAL
equinor
UNIPEC
Bahri البحري
GLENCORE
LDC. Louis Dreyfus Company
Reliance

... with reliable supplier relationships

Key Suppliers

Chevron
Vitol
TRAFIGURA
PENINSULA PACIFIC
GLENCORE
NorthStar
PetroChina Company Limited

HEIDMAR

Our Proprietary Software

An industry leading software, provides real-time information to Heidmar's stakeholders

- One of the **first market-facing digital platforms** in the commercial management space
- 18+ years of in-house development. Tested, stable and reliable
- **7 TB** of data stored from prior operations, ideal for **adoption** of **artificial intelligence systems**
- Provides **CO_2** by voyage leg, allows for full cycle voyage management on one platform


Claims
Accounting System
Operations
Chartering
eFleetWatch™
Charterers
Brokers
Agents
Suppliers
Pool Partners


eFleetWatch
eFleetWatch

HEIDMAR

Our Sector Fundamentals

Positive Fundamentals Support Charter Rates at High Levels

Key Market Dynamics

Historically low tanker vessel orderbook

- Current orderbook-to-fleet ratio of ~9.6% is at the lower end of the last 20 years

Multi-year high newbuild prices to keep newbuild ordering muted

- Firm newbuild prices coupled with limited availability of financing options to discourage speculative ordering

Strong crude oil and refined petroleum product demand

- Strong demand outlook underpinned by strong demand recovery (China) and geographic dislocations (supply/demand dislocation, conflict in Ukraine)

Historically low inventory levels

- Historically low oil inventory levels across all major demand centers is expected to further support global oil trade flows

Increasing tanker demand

- The strong demand and low inventory levels to support increased demand for oil tankers, leading to ton-mile growth and high fleet utilization

✓ **Favorable tanker supply / demand fundamentals**

✓ **Muted fleet growth coupled with strong tanker demand to support elevated freight rates**

✓ ***Heidmar is well-positioned to continue capturing the strong market environment***

HEIDMAR

Heidmar's Growth Strategy

Heidmar's growth strategy consists of several initiatives

Today

Organic Pool Growth

- Add more vessels into our pools
- Develop new pools across attractive vessel classes and cargo types worldwide

Opportunistic

- Leverage cash flow and strong balance sheet to scale
- Expand time charter activity by chartering-in incremental vessels
- Leverage recent acquisition of Landbridge Ship Management (HK) Limited to develop our technical management business

Expanding Service Offerings

- Increase the scope of our ship sales & purchases (SnP) brokerage business
- Enter into the asset management services sector to provide investors a full service of customized services to invest in tanker or dry bulk vessels

Organic & External Growth Facilitated as a Public Company

Heidmar is well-suited to become a scaled, full-service platform

HEIDMAR

Our Financial Performance

Highly Profitable, Rapid Growth with Impressive Margins & Anticipates Being a Dividend Paying Company



Revenue ($m)
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$30.1
$49.1
63%
2022
2023



Net Income ($m)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$16.2
$19.6
21%
2022
2023

KEY STATISTICS

$49.1 million
Revenue for FY 23

63%
YoY Revenue growth for FY 23

$19.6 million
Profit for FY 23

40%
Profit margin for FY 23

HEIDMAR

Balance Sheet Summary

Strong Balance Sheet with No Debt

($ million)	2022	2023
Assets		
Current Assets		
Cash & Cash Equivalents	25.2	18.9
Other Current Assets	15.2	14.0
Total Current Assets	**40.4**	**33.0**
Non-Current Assets		
Operating Leases	22.3	14.0
Other Non-Current Assets	0.3	0.3
Total Non-Current Assets	**22.6**	**14.3**
Total Assets	**62.9**	**47.3**

($ million)	2022	2023
Shareholders Equity and Liabilities		
Current Liabilities		
Accounts Payables	12.9	14.0
Deferred Revenue	5.0	1.8
Other Current Liabilities	8.6	9.3
Total Current Liabilities	**26.5**	**25.1**
Non-Current Liabilities		
Operating Lease Liabilities	13.6	4.8
Other Non-Current Liabilities	1.0	1.0
Total Non-Current Liabilities	**14.6**	**5.7**
Total Liabilities	**41.1**	**30.9**
Total Shareholders Equity	**21.8**	**16.4**
Total Shareholders Equity and Liabilities	**62.9**	**47.3**

HEIDMAR

Business Combination Transaction Overview

Overview

- Implied initial equity value of approximately $300.0 million for Heidmar Inc. ("Heidmar" or "PubCo")[1]
- Pro Forma equity value of $318.0 million
- Shareholders of MGO Global Inc. ("MGO") will receive 1 share of Pubco for each share of MGO common stock they own

Earn-Out

- 10% of the total number of Heidmar closing shares issuable to Heidmar's existing shareholders if and when any of the following conditions are met:

1. 2024 Revenue equals or exceeds $45.0m
2. 2024 EBITDA equals or exceeds $30.0m
3. 2024 Net Income equals or exceeds $25.0m

Transaction Rationale

- Provides Heidmar with access to the public markets to support growth of its business through expanded service offerings, expansion into adjacent sectors, and opportunistic acquisitions to become a full-service platform
- Enables Heidmar to scale rapidly into a full-service, "one-stop shop" solution for shipowners

(1) Shareholders of Heidmar will collectively own approximately 94.34% of Pubco and MGO shareholders will collectively own approximately 5.66% of Pubco on a fully diluted basis proforma for the Business Combination

HEIDMAR

Investment Highlights

Highly scalable, cash-flowing platform with significant runway for growth

- **Asset-light business model**
- **Scalable business model primed for growth**
- **Relationships with high quality charters and leading industry participants**
- **$19.6m in Net Income in FY 2023**
- **Strong balance sheet with no debt & anticipates paying dividends**
- **Positive Sector Fundamentals**

HEIDMAR